Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets

Goodwill

The following table presents goodwill balances and adjustments to those balances for each of our reportable segments and corporate investments for the years ended December 31, 2013 and 2012:

	December 31, 2011	Goodwill Acquired	Adjustments/Allocations	December 31, 2012	Goodwill Acquired	Adjustments/Disposals	December 31, 2013
	(In millions)
Reportable segments:(1)
Marketplaces	$4,510	$92	$130	$4,732	$112	$17	$4,861
Payments	2,515	8	(4)	2,519	602	(1)	3,120
Enterprise	1,340	—	(54)	1,286	—	—	1,286
Total Goodwill	$8,365	$100	$72	$8,537	$714	$16	$9,267

(1)	The above table presents recasted annual segment activity to reflect the move of our Magento platform into our Enterprise segment. Prior to this change, Magento was reported in corporate and other.

The adjustments to goodwill during the year ended December 31, 2013 were due primarily to foreign currency translation. The adjustments to goodwill during the year ended December 31, 2012 were due primarily to foreign currency translation and changes in tax items. A portion of goodwill acquired as part of the GSI acquisition and Magento acquisition was allocated to the Marketplaces and Payments segments, respectively, based on synergies expected to be realized.
We conducted our annual impairment test of goodwill as of August 31, 2013 and determined that no adjustment to the carrying value of goodwill for any reportable units was necessary. As of December 31, 2013, we determined that no events or circumstances from August 31, 2013 through December 31, 2013 indicated that a further assessment was necessary.

Intangible Assets

The components of identifiable intangible assets are as follows:

	December 31, 2013				December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life (Years)
	(In millions, except years)
Intangible assets:
Customer lists and user base	$1,653	$(1,213)	$440	5	$1,644	$(991)	$653	5
Trademarks and trade names	780	(677)	103	5	743	(569)	174	5
Developed technologies	554	(401)	153	4	525	(322)	203	4
Braintree related (1)	155	—	155	—	N/A	N/A	N/A	N/A
All other	273	(183)	90	4	252	(154)	98	4
	$3,415	$(2,474)	$941		$3,164	$(2,036)	$1,128

(1)	Our evaluation of Braintree related intangible assets is preliminary and remains subject to post-closing adjustment as we are still evaluating the fair value and the useful lives of these assets.

Amortization expense for intangible assets was $424 million, $433 million and $337 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Expected future intangible asset amortization as of December 31, 2013 is as follows (in millions):

Fiscal years(1):
2014	$326
2015	257
2016	133
2017	40
2018	24
Thereafter	6
$786

(1)	Table excludes $155 million of expected future amortization of intangible assets related to the Braintree acquisition as we are still evaluating the fair value and the useful lives of these assets.